Taxation (Tables)	12 Months Ended
Jun. 30, 2018
Income Taxes [Abstract]
Disclosure of Taxation (Expense)/Credit
The taxation (expense)/credit for the year is as follows:

	US dollar
Figures in million	2018	2017	2016

SA taxation

Mining tax (a)	(3)	(17)	(3)

- current year	(3)	(17)	(4)
- prior year	—	—	1

Non-mining tax (b)	(13)	(19)	(5)

- current year	(13)	(19)	(5)

Deferred tax (c)	34	73	(35)

- current year	34	73	(35)

Total taxation (expense)/credit	18	37	(43)

(a)
Mining tax on gold mining taxable income in South Africa is determined according to a formula, based on the taxable income from mining operations. 5% of total revenue is exempt from taxation while the remainder is taxable at a higher rate (34%) than non-mining income (28%) as a result of applying the gold mining formula.

All qualifying mining capital expenditure is deducted from taxable mining income to the extent that it does not result in an assessed loss. Accounting depreciation is eliminated when calculating the South African mining tax income. Excess capital expenditure is carried forward as unredeemed capital to be claimed from future mining taxable income. The group has several tax paying entities in South Africa. In terms of the mining ring-fencing application, each ring-fenced mine is treated separately and deductions can normally only be utilised against mining income generated from the relevant ring-fenced mine.

(b)
Non-mining taxable income of mining companies and the taxable income for non-mining companies are taxed at the statutory corporate rate of 28% (2017: 28%) (2016: 28%).The expense relates to non-mining tax arising from derivative gains (realised and unrealised) recognised on the foreign currency derivatives as well as the realised gains on the gold forward sale contracts. Refer to note 5 and 7 for details on the group's derivative gains recorded.

(c)
The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when temporary differences will reverse based on tax rates and tax laws that have been enacted at the balance sheet date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year.

The deferred tax credit in the 2018 and 2017 years is mainly a result of the impairment of assets, a decrease in the weighted average deferred tax rate due to reduced estimated profitability at most South African operations, as well as the provision for silicosis settlement raised in 2017.
The deferred tax expense in 2016 includes the unwinding of the deferred tax asset related to the utilisation of unredeemed capital expenditure for Freegold (Harmony) Pty Ltd (Freegold) against mining taxable income due to increased profitability for Freegold during 2016.

(d)	Mining and non-mining income of Australian entities and PNG operation are taxed at a standard rate of 30% (2017: 30%) (2016: 30%).

Disclosure of Major Items Causing the Income Tax Provision to Differ from the South African Mining Statutory Tax Rate
Major items causing the group's income tax provision to differ from the South African mining statutory tax rate of 34% (2017: 34%) (2016: 34%) were:

	US dollar
Figures in million	2018	2017	2016

Tax on net profit/loss at the mining statutory tax rate	115	6	(37)
Non-allowable deductions	(30)	(6)	(20)

Gain on bargain purchase	—	21	—
Share-based payments	(8)	(8)	(6)
Impairment of assets	(17)	(6)	(8)
Exploration expenditure	(5)	(4)	(4)
Finance costs	(4)	(3)	(3)
Other	4	(6)	1

Difference between effective mining tax rate and statutory mining rate on mining income	(34)	10	8
Difference between non-mining tax rate and statutory mining rate on non-mining income	3	4	1
Effect on temporary differences due to changes in effective tax rates[1]	(54)	(10)	(15)
Prior year adjustment	—	—	1
Capital allowances, sale of business and other rate differences[2]	51	43	33
Deferred tax asset not recognised[3]	(33)	(10)	(14)

Income and mining taxation	18	37	(43)

Effective income and mining tax rate (%)	5	185	40

[1] This mainly relates to the decrease in the deferred tax rate related to Freegold (12.5% to 8.7%) (2017: 20.0% to 12.5%), Randfontein Estates Limited (Randfontein) (3.8% to 1.8%) (2017: 10.1% to 3.8%) and Harmony Gold Mining Company Limited (Harmony) (19.4% to 10.5%) (2017: 21.1% to 19.4%) mainly due to a lower estimated profitability. In 2016, the increase in the deferred tax rates related to Harmony (12.5% to 21.1%) and Freegold (16.7% to 20.0%) mainly due to the higher estimated profitability is partially offset by the decrease in deferred tax rates for Randfontein (14.3% to 10.1%), mainly due to lower estimated profitability.
[2] This relates to the additional capital allowance that may be deducted from taxable income from mining operations in South Africa. A significant portion relates to Avgold Limited (Avgold) which has a 0% effective tax rate.
[3] This relates to tax losses and deductible temporary differences for which future taxable profits are uncertain and are not considered probable. The current year includes US$30.9 million deferred tax asset not recognized relating to Harmony company as a result of foreign exchange losses on the US dollar loan facility. The remaining deferred tax asset not recognised in 2018, 2017 and 2016 primarily relates to Hidden Valley and PNG exploration operations.

Analysis of Deferred Tax Assets and Liabilities and Potential Future Tax Deductions
The analysis of deferred tax assets and liabilities is as follows:

	US dollar
Figures in million	2018	2017

Deferred tax assets	(29)	(32)

Deferred tax asset to be recovered after more than 12 months	(18)	(15)
Deferred tax asset to be recovered within 12 months	(11)	(17)

Deferred tax liabilities	112	162

Deferred tax liability to be recovered after more than 12 months	101	135
Deferred tax liability to be recovered within 12 months	11	27

Net deferred tax liability	83	130

12	TAXATION continued
DEFERRED TAX continued
Deferred tax liabilities and assets on the balance sheet as of 30 June 2018 and 30 June 2017 relate to the following:

	US dollar
Figures in million	2018	2017

Gross deferred tax liabilities	112	162

Amortisation and depreciation	105	140
Derivative assets	7	22

Gross deferred tax assets	(29)	(32)

Unredeemed capital expenditure	(20)	(10)
Provisions, including non-current provisions	(8)	(20)
Tax losses	(1)	(2)

Net deferred tax liability	83	130

Movement in the net deferred tax liability recognised in the balance sheet as follows:

	US dollar
Figures in million	2018	2017

Balance at beginning of year	130	164
Credit per income statement	(34)	(73)
Tax directly charged to other comprehensive income	(15)	21
Moab Khotsong acquisition	7	—
Translation	(5)	18

Balance at end of year	83	130

	US dollar
Figures in million	2018	2017

As at 30 June, the group had the following potential future tax deductions:

Unredeemed capital expenditure available for utilisation against future mining taxable income[1]	2 803	2 606
Tax losses carried forward utilisable against mining taxable income[2]	314	378
Capital Gains Tax (CGT) losses available to be utilised against future CGT gains	41	43

As at 30 June, the group has not recognised the following deferred tax asset amounts relating to the above:	885	883

The unrecognised temporary differences are:
Unredeemed capital expenditure[3]	2 464	2 429
Tax losses[2]	304	329
CGT losses[4]	41	43

[1] Includes Avgold US$1 230.4 million (2017: US$1 151.6 million), Randfontein US$156.6 million (2017: US$157.0 million), Moab Khotsong US$151.4 million (2017: US$nil) and Hidden Valley US$1 233.3 million (2017: US$1 277.1 million). These have an unlimited carry-forward period.
[2] Relates mainly to Hidden Valley and the PNG exploration operations. These have an unlimited carry-forward period.
[3] Relates to Avgold and Hidden Valley.
[4] The CGT losses relate to the gross CGT losses available to be utilised against future CGT gains.